UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 26, 2023 (December 22, 2023)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 22, 2023, the Board of Directors (the “Board”) of Molina Healthcare, Inc. (the “Company”) approved and adopted the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws amend and restate the Sixth Amended and Restated Bylaws of the Company. Among other things, the amendments contained in the Amended and Restated Bylaws:

•Address the universal proxy rules adopted by the U.S. Securities and Exchange Commission by providing that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including applicable notice and solicitation requirements.

•Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (other than proposals to be included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act), including, without limitation, by: amending the scope of individuals or entities from whom disclosure can be required in connection with a solicitation; requiring additional disclosure by proposing stockholders of any economic ownership of the Company’s securities; and updating the required disclosure of material interests, agreements and relationships between a proposing stockholder (and other participants in a solicitation) and the Company, as well as between proposed director nominees and a proposing stockholder.

•Prohibit the submission by a proposing stockholder of more director nominees than the number of directors up for election.

•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

•Designate U.S. federal courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended.

The Amended and Restated Bylaws also delete certain obsolete provisions and incorporate certain technical, modernizing, clarifying and conforming changes, including to reflect updates in the Delaware General Corporation Law.
The Amended and Restated Bylaws are filed herewith as Exhibit 3.1. The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Molina Healthcare, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	December 26, 2023	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary